UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2008 (August 5, 2008)

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-29464	03-0153200
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Graniteville Road, Graniteville Vermont	05654
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (802) 476-3121

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION

FORM 8-K

Item 2.02 Results of Operations and Financial Condition

On August 5, 2008, Rock of Ages issued a press release regarding its results of operations for the quarter ended June 28, 2008. A copy of the press release is included as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated August 5, 2008

ROCK OF AGES CORPORATION

FORM 8-K

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: August 5, 2008	By:	/s/ Laura A. Plude

Laura A. Plude Vice President/CFO

Exhibit Index

Number	Description
99.1	Press Release dated August 5, 2008